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                     AMENDMENT NO. 1 TO MARKETING AGREEMENT

                  AMENDMENT NO. 1 TO MARKETING AGREEMENT (this "Agreement"), dated as of December 19, 1996, by and between IAT Multimedia, Inc., a Delaware corporation (formerly known as IAT Holdings, Inc.) ("IAT"), and General Capital, a corporation organized under the laws of Switzerland ("General").

                               W I T N E S S E T H

                  WHEREAS, the undersigned entered into a Marketing Agreement, dated as of October 24, 1996 (the "Marketing Agreement"), by and between IAT and General; and

                  WHEREAS, the undersigned wish to amend the Marketing Agreement to provide that, during the term of the Marketing Agreement and for a period of three years thereafter, General shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in, any business competing with the business of IAT without geographical limitation.

                  NOW, THEREFORE, intending to be legally bound, the undersigned hereby agree as follows:

         1. Section 7 of the Marketing Agreement ("Section 7") shall be, and hereby is, amended by adding a new sentence between the third and fourth sentences of Section 7, which new sentence shall read in its entirety as follows:

         "Subject to the limitations set forth herein, General agrees that, without any geographical limitation, during the Term and for a period of three years thereafter, General shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in, any video conferencing business."

         2. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.

                                  IAT MULTIMEDIA, INC.




                                  By: /s/ Viktor Vogt
                                     -------------------------------
                                  Name:
                                  Title:

                                  GENERAL CAPITAL




                                  By: /s/ Jacob Agam
                                     -------------------------------
                                  Name:
                                  Title:

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